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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

                          Date of Report: July 26, 2006
                        (Date of Earliest Event Reported)

                                   AKORN, INC.
             (Exact Name of Registrant as Specified in its Charter)

   LOUISIANA                       0-13976                        72-0717400
(State or other                  (Commission                   (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
 Incorporation)
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                              2500 MILLBROOK DRIVE
                             BUFFALO GROVE, ILLINOIS
                    (Address of principal executive offices)

                                 (847) 279-6100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240. 13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 26, 2006, Akorn, Inc. ("Akorn") issued a press release announcing certain results of Akorn's financial review for the quarter ended June 30, 2006.
A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

     99.1 Press release dated July 26, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Akorn, Inc.


                                        By: /s/ Jeffrey A. Whitnell
                                            ------------------------------------
                                            Jeffrey A. Whitnell
                                            Chief Financial Officer, Treasurer
                                            and Secretary

Date: July 27, 2006